UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     0-17171               75-2212772
            --------                     -------               ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                    Identification No.)



     650 South Edmonds, Suite 108, Lewisville, TX                       75067
       (Address of principal executive offices)                        Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On June 8, 2006 the Registrant issued a press release announcing that the results of the Company's Annual Meeting of shareholders held on June 1, 2006 and also the appointment of David N. Clark to its Board of Directors.

         A copy of the press release dated June 8, 2006 is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated June 8, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  URANIUM RESOURCES, INC.




Date:    June 8, 2006             /s/ Thomas H. Ehrlich
                                  --------------------------------------------
                                  Thomas H. Ehrlich
                                  Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number             Description
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Exhibit 99.1               Press Release dated June 8, 2006